                                                                       EXHIBIT 1

                      SCHEDULE 13D JOINT FILING AGREEMENT

     In accordance with the requirements of Rule 13d-1(k) under the Securities
Exchange Act of 1934, as amended, and subject to the limitations set forth therein, the parties set forth below agree to jointly file the Schedule 13D to which this joint filing agreement is attached, and have duly executed this joint filing agreement as of the date set forth below.

Dated:  April 7, 2005
                                       BURTON CAPITAL MANAGEMENT

                                       By:  /s/ Robert G. Burton, Jr.
                                            ------------------------------------
                                            Name:  ROBERT G. BURTON, JR.
                                            Its:   President

                                            /s/ Robert G. Burton, Sr.
                                            ------------------------------------
                                            ROBERT G. BURTON, SR.

                                            /s/ Robert G. Burton, Jr.
                                            ------------------------------------
                                            ROBERT G. BURTON, JR.

                                            /s/ Michael G. Burton
                                            ------------------------------------
                                            MICHAEL G. BURTON

                                            /s/ Joseph P. Burton
                                            ------------------------------------
                                            JOSEPH P. BURTON

                                            /s/ Gina Zambrana
                                            ------------------------------------
                                            GINA ZAMBRANA

                                            /s/ Donald Zegzdryn
                                            ------------------------------------
                                            DONALD ZEGZDRYN

                                            /s/ Thomas Oliva
                                            ------------------------------------
                                            THOMAS OLIVA

                                            /s/ Brendan Tobin
                                            ------------------------------------
                                            BRENDAN TOBIN

                                            /s/ Colin Christ
                                            ------------------------------------
                                            COLIN CHRIST

                                            /s/ Leonard C. Green
                                            ------------------------------------
                                            LEONARD C. GREEN

                                            /s/ Stephen Winslow
                                            ------------------------------------
                                            STEPHEN WINSLOW

                                            /s/ Thomas Higgins
                                            ------------------------------------
                                            THOMAS HIGGINS

                                       1354037 ONTARIO INC.

                                       By:  /s/ J. Cameron MacDonald
                                            ------------------------------------
                                            Name:
                                            Its:

                                       GOODWOOD INC.

                                       By:  /s/ Peter H. Puccetti
                                            ------------------------------------
                                            Name:
                                            Its:

                                       GOODWOOD FUND

                                       By:  /s/ Peter H. Puccetti
                                            ------------------------------------
                                            Name:
                                            Its:

                                       GOODWOOD CAPITAL FUND

                                       By:  /s/ Peter H. Puccetti
                                            ------------------------------------
                                            Name:
                                            Its:

                                       ARROW GOODWOOD FUND

                                       By:  /s/ Peter H. Puccetti
                                            ------------------------------------
                                            Name:
                                            Its:

                                       THE GOODWOOD FUND 2.0 LTD.

                                       By:  /s/ Peter H. Puccetti
                                            ------------------------------------
                                            Name:
                                            Its:

                                       KBSH GOODWOOD CANADIAN LONG/SHORT FUND

                                       By:  /s/ Peter H. Puccetti
                                            ------------------------------------
                                            Name:
                                            Its:

                                            /s/ Peter H. Puccetti
                                            ------------------------------------
                                            PETER H. PUCCETTI

                                            /s/ J. Cameron MacDonald
                                            ------------------------------------
                                            J. CAMERON MACDONALD